Boston Gas 10-K

EXHIBIT 10.12.1

Amendments to Exhibit 10.12, Gas Sales Agreement between the Company and Alberta Northeast Gas, Ltd., dated as of October 1, 1992; May 5, 1993; November 27, 1995; March 14, 1996; and November 27, 1995. (Filed herewith.)

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]

                                October 1, 1992


Mr. William Luthern
Boston Gas Company
One Beacon Street
Boston, MA  02108

Dear Mr. Luthern:

     With regard to Gas Sales Agreement No. 1 between Alberta Northeast Gas Limited and Boston Gas Company ("Boston Gas"), dated February 7, 1991 ("Gas Sales Agreement No. 1"), this letter reflects our agreement to the following amendments to Gas Sales Agreement No. 1:

     1. In the first Whereas clause, the words "34,318 Mcf of gas per day escalating to 149,635" shall be changed to "39,787 Mcf of gas per day escalating to 159,631".

     2. In Article VII, Section 1, the number 8.55% in the first sentence shall be changed to 6.55%.

     3. In Article VII, Section 2, the table setting forth each U.S. Repurchaser's share of the Daily Contract Quantity shall be deleted and the following table substituted therefore:

                                             Share of Daily Contract
     U.S. Repurchaser                           Quantity ("Share")
     ----------------                        -----------------------
Long Island Lighting Company                          15.20%
Yankee Gas Services Company                           14.35%
New Jersey Natural Gas Company                        12.60%
The Brooklyn Union Gas Company                        12.00%
Southern Connecticut Gas Company                       7.50%
Central Hudson Gas & Electric
 Corporation                                           7.05%
Connecticut Natural Gas Corporation                    5.75%
National Fuel Gas Supply Corporation                   5.00%

Boston Gas Company
October 1, 1992
Page 2


Public Service Electric and
  Gas Company                                          5.00%
Boston Gas Company                                     6.55%
Colonial Gas Company                                   3.00%
Consolidated Edison Company of
  New York, Inc.                                       2.50%
EnergyNorth Natural Gas, Inc.                          2.00%
Essex County Gas Company                               1.00%
Valley Gas Company                                      .50%

     Notwithstanding the foregoing, the obligations of the parties with respect to 4 MMcf/d of the volumes associated with Colonial Gas Company's share shall be subject to the receipt and maintenance of any regulatory authorizations necessary in connection therewith. The parties will use all reasonable efforts to obtain such regulatory authorizations on a long-term basis and to continue, in the interim, to implement and maintain temporary arrangements sufficient to permit the ongoing delivery and purchase of such volumes. In addition, the obligations of the parties with respect to 10 MMcf/d of the volumes associated with Connecticut Natural Gas Corporation's Shares (on an aggregate under all ANE Gas Purchase Contracts) shall be subject to the availability of firm capacity on Algonquin Gas Transmission Company to transport such volumes to Connecticut Natural Gas Corporation (the "Algonquin capacity"). The parties will use all reasonable efforts to establish and maintain temporary arrangements sufficient to permit the delivery and purchase of all or a portion of such volumes on an interim basis commencing on November 1, 1992 through the date of the availability of the Algonquin capacity.

     4. Exhibit I shall be deleted in its entirety and replaced by the Exhibit I attached to this agreement.

                                   EXHIBIT I
                                   ---------

                           DISTRIBUTION OF PURCHASES
                          Jan. 25, 1992-Mar. 31, 1992
                                (144,677 Mcf/d)
                          ---------------------------

New Jersey Natural Gas Company                            24,583
Boston Gas Company                                        13,100
Long Island Lighting Company                              20,599
The Brooklyn Union Gas Company                            13,047
Yankee Gas Services Company                               11,302
Connecticut Natural Gas Corporation                        5,666
Central Hudson Gas and Electric Corporation               11,593
National Fuel Gas Supply Corporation                      10,000
Public Service Electric and Gas Company                   10,290
Southern Connecticut Gas Company                           6,352
Consolidated Edison Company of
  New York, Inc.                                           5,145
EnergyNorth Natural Gas, Inc.                              4,000
Colonial Gas Company                                       6,000
Essex County Gas Company                                   2,000
Valley Gas Company                                         1,000


                           DISTRIBUTION OF PURCHASES
                          Apr. 1, 1992-Sept. 30, 1992
                                (147,184 Mcf/d)
                          ---------------------------

New Jersey Natural Gas Company                            25,200
Boston Gas Company                                        13,100
Long Island Lighting Company                              20,599
The Brooklyn Union Gas Company                            13,047
Yankee Gas Services Company                               12,289
Connecticut Natural Gas Corporation                        6,409
Central Hudson Gas and Electric Corporation               11,593
National Fuel Gas Supply Corporation                      10,000
Public Service Electric and Gas Company                   10,290
Southern Connecticut Gas Company                           6,512
Consolidated Edison Company of
  New York, Inc.                                           5,145
EnergyNorth Natural Gas, Inc.                              4,000
Colonial Gas Company                                       6,000
Essex County Gas Company                                   2,000
Valley Gas Company                                         1,000

                           DISTRIBUTION OF PURCHASES
                          Oct. 1, 1992-Oct. 31, 1992
                                (159,631 Mcf/d)
                          --------------------------


New Jersey Natural Gas Company                            33,138
Boston Gas Company                                        13,100
Long Island Lighting Company                              20,599
The Brooklyn Union Gas Company                            13,047
Yankee Gas Services Company                               14,747
Connecticut Natural Gas Corporation                        6,409
Central Hudson Gas and Electric Corporation               11,593
National Fuel Gas Supply Corporation                      10,000
Public Service Electric and Gas Company                   10,290
Southern Connecticut Gas Company                           8,563
Consolidated Edison Company of
  New York, Inc.                                           5,145
EnergyNorth Natural Gas, Inc.                              4,000
Colonial Gas Company                                       6,000
Essex County Gas Company                                   2,000
Valley Gas Company                                         1,000

Boston Gas Company
October 1, 1992
Page 3


     If this letter properly states our agreement, please acknowledge that fact by signing in the space provided below and returning an executed copy of this letter to me.

                                        Sincerely,

                                        ALBERTA NORTHEAST GAS LIMITED



                                        By /s/ Michael S. Lucy
                                          --------------------------------------
                                               Michael S. Lucy
                                               Executive Vice President

ACKNOWLEDGED AND ACCEPTED
THIS 20TH DAY OF October, 1992

BOSTON GAS COMPANY



By /s/ William P. Luthern
  -------------------------------

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]


                                  May 5, 1993



Mr. William Luthern
Boston Gas Company
One Beacon Street
Boston, MA  02108

     Re:  Second Amendment To ANE Gas Sales Agreement(s)
          ---------------------------------------------

Dear Mr. Luthern:

     With regard to Gas Sales Agreement No. 1 between Alberta Northeast Gas Limited ("ANE") and Boston Gas Company ("Boston Gas"), dated February 7, 1991 ("Gas Sales Agreement No. 1"), this letter reflects our agreement to the Second Amendment to Gas Sales Agreement No. 1, as follows:

     1.   Article XIV.  Article XIV shall be amended by the addition of the
          -----------
following sentence immediately after the first sentence of such Article XIV:

     No consent shall be required for any assignment, pledge or mortgage of, or grant of a security interest in, this Agreement by Boston Gas in connection with any borrowing by, or indebtedness of Boston Gas or any corporate affiliate thereof (i.e., a corporation owning, owned by, or under common control
      ----
     with such Repurchaser).

Mr. Luthern
May 5, 1993
Page 2


     2.   National Fuel Assignment.  ANE and Boston Gas acknowledge and consent
          ------------------------
to the assignment by National Fuel Gas Supply Corporation ("NFG Supply") of its interest in, and rights and obligations under, Gas Sales Agreement No. 1 between ANE and NFG Supply to National Fuel Gas Distribution Corporation. As of the effective date (as determined by the Federal Energy Regulatory Commission) of NFG Supply's FERC Order No. 636 restructuring, the phrase "National Fuel Gas Supply Corporation" as it appears in Gas Sales Agreement No. 1 between ANE and NFG Supply and Gas Sales Agreement No. 1 between ANE and Boston Gas and the Exhibits to both such agreements shall be replaced with the phase "National Fuel Gas Distribution Corporation," and all references to "National Fuel" appearing in both such Agreements shall be deemed to refer to National Fuel Gas Distribution Corporation. Notwithstanding the foregoing, Article VII, Section 2, paragraph 3 shall be deleted and replaced by the following restated paragraph:

          The one exception to the foregoing relates to National Fuel Gas Supply Corporation ("NFG Supply"), which is seeking to purchase its 10,000 Mcf/d commencing on a date prior to November 1, 1991. In the event that NFG Supply commences its purchase prior to the commencement of purchases by the other U.S. Repurchasers, the Daily Contract Quantity under Purchase Contract No. 1 shall be 10,000 Mcf per day, and NFG Supply's Share shall be 100%, for the period of such advance purchases and the term of National Fuel's entitlement to purchase gas shall be calculated from the date on which NFG Supply's purchases commence. In that event, the Daily Contract Quantity for the period following the conclusion of National Fuel's entitlement to purchase gas will be 190,000 Mcf per day, and National Fuel's share will be 0%. In any event, however, the first contract year shall be deemed to be the year in which Repurchasers other than NFG Supply commence purchases.

Mr. Luthern
May 5, 1993
Page 3


     If this letter properly states our agreement, please acknowledge that fact by signing in the space provided below and returning an executed copy of this letter to me.

                                        Sincerely,

                                        ALBERTA NORTHEAST GAS LIMITED



                                        By /s/ Michael S. Lucy
                                          ------------------------------------
                                               Michael S. Lucy
                                               Executive Vice President

ACKNOWLEDGED AND ACCEPTED
THIS 25th DAY OF Oct, 1993

Boston Gas Company



By /s/ W. R. Luthern
  --------------------------

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]


                               November 27, 1995



William Luthern
Boston Gas Company
One Beacon Street
Boston, MA  02108

     Re:  Amendment to Gas Sales Agreement No. 1
          --------------------------------------

Dear Mr. Luthern:

     Gas Purchase Contract No. 1 between Alberta Northeast Limited ("ANE") and TransCanada Gas Marketing Limited (formerly Western Gas Marketing Limited) ("TGML"), as agent for TransCanada Pipelines Limited ("TransCanada"), dated February 7, 1991, as amended ("Purchase Contract No. 1"), has been amended effective November 1, 1995 to reflect changes agreed upon in the recently-concluded price renegotiation between ANE and TGML pursuant to Article VII,
Section 7 of Purchase Contract No. 1. A copy of the amending agreement, together with the Protocols appended thereto ("Amendment to Purchase Contract No. 1"), is attached hereto. The amendments made effective by the Amendment to Purchase Contract No. 1 are:

          1. Certain adjustments to the base price of the gas purchased by ANE from TGML pursuant to Purchase
               Contract No. 1;

          2. An increase in the Annual Triggering Quantity from 60% to 70%;

          3. An option for the sale of gas in alternative markets and the sharing of revenues associated therewith; and

          4. A refund mechanism associated with pipeline transportation rates in effect subject to refund.

     These amendments to Purchase Contract No. 1 were approved by a vote of more than sixty percent (60%) of the Repurchaser Shares under Gas Sales Agreement No. 1 between ANE and Boston Gas, dated February 7, 1991, as amended ("Gas Sales Agreement No. 1"), and require corresponding amendments to Gas Sales Agreement No. 1.

     Specifically, effective upon the effectiveness of the Amendment to Purchase Contract No. 1, Article VIII, Reduction of Shares, Section 2 of Gas Sales Agreement No. 1 is amended by deleting the percentage "60%" at both places that it appears therein and substituting the percentage "70%" therefore, and all other provisions of Gas Sales Agreement No. 1 are deemed amended to the extent necessary to implement the Amendment to Purchase Contract No. 1, including the Alternative Market Sale Protocol and the Protocol for the Treatment of Increases in U.S. Pipeline Rates.

     Please acknowledge these amendments by signing in the space provided below and returning an executed copy to me.

                                        Sincerely,

                                        Alberta Northeast Gas Limited


                                        /s/ Michael S. Lucy
                                        Michael S. Lucy
                                        President


ACKNOWLEDGED AND ACCEPTED THIS
6TH DAY OF DEC, 1995

BOSTON GAS COMPANY


By: /s/ William R. Luthern
    -------------------------
Title: Vice President
       ----------------------

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]

                               November 17, 1995


VIA OVERNIGHT COURIER
---------------------

Mr. Peter Ewing
TransCanada Gas Marketing Limited,
  as agent for TransCanada
  PipeLines Limited
55 Yonge Street
Toronto, Canada M5E 1J4

     Re:  Amendment to Gas Purchase Contract No. 1 between TGML and ANE
          -------------------------------------------------------------

Dear Mr. Ewing:

     Alberta Northeast Gas Limited ("ANE") and TransCanada Gas Marketing Limited (formerly Western Gas Marketing Limited) ("TGML"), as agent for TransCanada Pipelines Limited ("TransCanada"), are parties to Gas Purchase Contract No. 1, dated February 7, 1991, as amended ("Purchase Contract"), which provides, inter
                                                                          -----
alia, for the delivery of gas by TGML to ANE at TransCanada's points of
----
interconnection with Tennessee Gas Pipeline Company ("Tennessee") near Niagara Falls, Ontario for redelivery to National Fuel Gas Distribution Corporation ("National Fuel") and with Iroquois Gas Transmission System, L.P. ("Iroquois") near Iroquois, Ontario for redelivery to fourteen other utility companies engaged in the distribution of natural gas in the Northeastern United States (together with National Fuel, the "U.S. Repurchasers"). This Amendment concerns changes to the Purchase Contract agreed upon in our recently-concluded price renegotiation pursuant to Article VII, Section 7 of the Purchase Contract.

     Specifically, this letter reflects our agreement to the following amendments to the Purchase Contract effective November 1, 1995:

Mr. Peter Ewing
November 17, 1995
Page 2

     1. Article I, Definition of Terms, Section 14, "Annual Triggering Quantity," is amended by deleting the words "sixty percent (60%)" therein and substituting the words "seventy percent (70%)" therefore.

     2. With respect to the obligation to sell and deliver gas in Article II, Contract Quantities; Deliveries, Section 1, quantities of gas may be diverted to alternative markets in accordance with the provisions of the Alternative Market Sale Protocol attached hereto as Appendix A.

     3. Article VII, Price, Section 6(a), is amended by deleting the price "$3.79" and substituting the price "$3.67" therefore.

     4. Article VII, Price, Section 6(a), is amended by deleting the price "$3.38" and substituting the price "$3.26" therefore.

     5. With respect to the New York Weighted Average Price in Article VII, Price, Section 6(b), the impact of acceptance by the Federal Energy Regulatory Commission, subject to refund, of transportation rate changes filed by Tennessee Gas Pipeline Company, a Division of Tenneco Inc., Texas Eastern Transmission Corporation or Transcontinental Gas Pipeline Corporation will be accounted for in accordance with the provisions of the Protocol for the Treatment of Increases in U.S. Pipeline Rates attached hereto as Appendix B; provided, however, that the Refund Period (as defined therein) for any such rate in effect subject to refund as of November 1, 1995 shall commence as of November 1, 1995.

          The effectiveness of these amendments is subject to approval of this Amendment on or before November 15, 1995, by the producers for TGML by a vote that TGML believes to be sufficient to require the Alberta Petroleum Marketing Commission ("APMC") to issue an unconditional finding of producer support in accordance with the provisions of the Natural Gas Marketing Act (Alberta) and a finding of such producer support by the APMC on or before December 15, 1995. TGML will make its application to the APMC expeditiously in order to ensure that the APMC's determination with respect to the finding of producer support is issued by December 15, 1995.

     The parties agree that billing and payment under the Contract shall reflect the amendments to the Contract set forth

Mr. Peter Ewing
November 17, 1995
Page 3

herein commencing with the December 1995 invoice for gas purchased during November 1995; provided, however, that the continuing effectiveness of these amendments is subject to obtaining such changes as are appropriate to the long term import and export authorizations currently held in connection with the Purchase Contract. TGML and ANE agree that they will use their best efforts to seek to obtain and cause the other to seek to obtain the regulatory and governmental authorizations necessary to effectuate the terms of this Amendment.

     Finally, the parties agree that this letter agreement and the ballot tendered by TGML to the TGML producers in connection therewith shall be "communications" for purposes of Paragraph 5 of the Negotiation and Confidentiality Agreement between the parties dated as of June 16, 1995.

     This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     If this letter agreement properly states our agreement, please acknowledge that fact by signing in the space below and returning an executed copy to me.

                                        Sincerely,

                                        Alberta Northeast Gas Limited


                                        /s/ Michael S. Lucy
                                        Michael S. Lucy
                                        President

ACKNOWLEDGED AND ACCEPTED THIS
28 DAY OF NOVEMBER, 1995

TRANSCANADA GAS MARKETING LIMITED
        as Agent for
TRANSCANADA PIPELINES LIMITED

By: [SIGNATURE ILLEGIBLE]^^               BY: [SIGNATURE ILLEGIBLE]^^
    ---------------------                     ---------------------

Title: _______________________          Title: _________________________

                                                                      APPENDIX A


                       ALTERNATIVE MARKET SALE PROTOCOL

     The Alternative Market Sale Option consists of (i) ANE Repurchasers declining to purchase their ANE volumes on certain days in order to permit (ii) the sale by Seller of ANE volumes in alternative markets in the circumstances and under the terms and conditions described herein. The purpose of any transaction undertaken pursuant to the Alternative Market Sale Option shall be to maximize the mutual economic benefits for both Seller and each of the participating Repurchasers of the market opportunity. All capitalized terms not defined herein shall have the meanings ascribed to them in the Gas Purchase Contracts between ANE and Seller ("Contract(s)").

     The protocol for the implementation of the Alternative Market Sale Option shall be as follows:

     1. Seller may at any time and from time to time notify ANE of its desire to implement the Alternative Market Sale Option. Such notice shall identify the volumes which are the subject of the potential sale, the price per MMbtu at which such volumes can be sold in the alternative market (the "Alternative Market Price"), the term of the potential sale, the delivery point at which the sale will be made, and any other relevant terms and conditions of the sale, including without limitation the projected incremental and avoided costs, if any, to Seller of making such sale in lieu of delivering the ANE volumes to ANE at

                                                                      APPENDIX A


the Delivery Points. ANE shall promptly notify the Repurchasers that Seller has proposed a potential sale and identify the volumes which are the subject of the potential sale, the Effective Price per MMbtu (i.e., the Alternative Market
                                               ----
Price plus or minus Seller's projected incremental or avoided costs), the term of the potential sale and any other relevant terms and conditions of the sale.


     2. Upon receipt of such notice, any Repurchaser desiring to participate in the Alternative Market Sale Option shall so notify ANE, stating the volumes which such Repurchaser is willing to forego purchasing, the cost per MMbtu to the Repurchaser of obtaining natural gas (or other fuel) to replace the ANE volumes declined (which, net of the Contract commodity charge, shall be the "Repurchaser Replacement Cost") and the term for which the Repurchaser will decline to purchase the volumes which are the subject of its notice.

     3. The volumes which are the subject of the Alternative Market Sale Option shall be offered to the other Repurchasers, at the Alternative Market Price, pursuant to the reofferring provisions of the ANE Gas Sales Agreements. All volumes not purchased following such reofferring shall be available for sale by Seller for the agreed-upon term. To the extent that available volumes exceed the volumes stated in Seller's notice, such volumes will be allocated to the Alternative Market Sale giving

                                                                      APPENDIX A


priority to those volumes with the lowest Repurchaser Replacement Cost.

     4. The Net Benefits of the Alternative Market Sale Option shall be calculated on an individual Repurchaser basis and shall be distributed by Seller as follows: 50% of the Net Benefit associated with each Repurchaser transaction shall be retained by Seller for distribution to the TransCanada producers, and 50% of such Net Benefit shall be credited to ANE for the benefit of the Repurchaser participating in the transaction in accordance with Paragraph 6 hereof. The Net Benefit of each transaction shall be calculated as follows:

          (a) The Net Commodity Charge shall be equal to the Contract commodity charge less all costs per MMbtu to be avoided by Seller as identified in its notice (for example, transportation commodity charges [including fuel] not payable as a result of not delivering the ANE volumes to the Delivery Points) of making the sale in the alternative market.

          (b) The Revenue associated with the Alternative Market Sale Option shall be equal to the Alternative Market Price less the Net Commodity Charge.

          (c) The Expenses associated with each Repurchaser's participation in the Alternative Market Sale Option shall be calculated by adding the incremental costs per MMbtu (including fuel) to be incurred by Seller as identified in its notice in making the sale in the alternative market, if any, and the Repurchaser Replacement Cost.

          (d) The Net Benefit associated with each Repurchaser's participation in the Alternative Market Sale Option shall consist of the Revenue less the

                                                                      APPENDIX A


               Expenses per MMbtu of gas which is the subject of the Alternative Market Sale Option.

     5. All volumes which are the subject of an Alternative Market Sale Option shall be included in the calculation of the Annual Triggering Quantity for the relevant year.

     6. All Repurchaser Replacement Costs, together with ANE's 50% share of the Net Benefits of an Alternative Market Sale Option transaction, shall be credited to the Contract commodity charges otherwise payable by ANE on the invoice for the month in which the Alternative Market Sale Option is implemented. ANE shall in turn credit the commodity charges otherwise payable to ANE by the ANE Repurchasers participating in the Alternative Market Sale Option.

                                                                      APPENDIX B


                 TREATMENT OF INCREASES IN U.S. PIPELINE RATES
        IN THE CALCULATION OF THE PRICE OF GAS PURSUANT TO ARTICLE VII


     The Contract provides, at Article VII, Section 6(b), that the price of gas purchased thereunder is to be determined by reference to, among other things, the New York City Gate price for natural gas, or "Pg", which is in turn defined by reference to certain rates charged by Texas Eastern Transmission Company, Tennessee Gas Pipeline Company, and TransContinental Gas Pipeline Corporation, which collectively comprise the natural gas components of the price formula (such pipelines and the relevant rates are further referred to herein as the U.S. Pipelines and the U.S. Pipeline Rates). The parties understand that, when a U.S. Pipeline files for a rate increase, the increase is generally suspended for a period not exceeding five months, at which point, if a new rate has not been finally approved, the proposed increased rate is placed into effect subject to refund. The parties agree that, when any rate increase is placed into effect subject to refund, the price of gas purchased under the Contract shall be calculated, billed and paid as set forth in this protocol. The parties further agree that this protocol shall govern both increases filed for in the U.S. Pipeline Rates identified herein and increases filed for in any successor U.S. Pipeline rate schedules which may later be adopted by the parties for purposes of calculating the price of gas purchased under the

                                                                      APPENDIX B


Contract, including in both cases increases in any components or subcomponents of those rates.

     The protocol for treatment of U.S. Pipeline Rate increases in effect subject to refund shall be as follows:

     1. The period commencing on the date on which a proposed U.S. Pipeline Rate increase (the "Proposed Rate") is placed into effect subject to refund until the date on which a rate approved by the Federal Energy Regulatory Commission pursuant to the rate filing (the "Approved Rate") is placed into effect (and is not subject to refund) shall be the "Refund Period." The "Refund Period Rate" shall be the rate established by the Federal Energy Regulatory Commission as the rate to be utilized in calculating refunds due to U.S. Pipeline customers for the Refund Period.

     2. For each month during the Refund Period, Buyer shall calculate, and Seller shall confirm, the commodity charge (the "Initial Commodity Charge") for each MMbtu of gas purchased during such month on the basis of the Proposed Rate. Seller shall bill to and collect from ANE the Initial Commodity Charge for each MMbtu of gas purchased in each month during the Refund Period.

     3. Within thirty days of the close of the Refund Period, Buyer shall retroactively calculate, and Seller shall confirm, the commodity charge (the "Adjusted Commodity Charge") for each

                                                                      APPENDIX B


the Refund Period, utilizing the Refund Period Rate. The difference between the Initial Commodity Charge and the Adjusted Commodity Charge, multiplied by the number of MMbtu's purchased by Buyer from Seller during the relevant month, shall be the "Price Differential" for that month.

     4. Seller shall refund to Buyer, by wire transfer in U.S. Dollars to an account to be identified by Buyer, an amount equal to the Price Differential for each month of the Refund Period together with interest on each such month's Price Differential calculated and compounded monthly at a rate equal to the "Prime Rate" as published by the Wall Street Journal under "Money Rates" on the last publication date of each month. Buyer shall also refund to the U.S. Repurchasers, for each MMbtu of gas purchased by each Repurchaser during the Refund Period, the amount (if any) by which the Initial Commodity Charge per MMbtu billed to and collected from the Repurchasers exceeds the Adjusted Commodity Charge, together with each Repurchaser's proportional share of the interest calculated as above. To the extent that Seller fails to make any wire transfer payment required by this paragraph 5, Buyer shall be entitled to offset as a credit the amount of such payment due from Seller against the next invoice rendered by Seller to Buyer for the purchase of gas under the Contract, and/or to pursue any other remedy available to Buyer under the Contract or otherwise.

                                                                      APPENDIX B


     5. As of the date on which the Approved Rate goes into effect, Buyer shall calculate, and Seller shall confirm, the commodity charge for gas purchased under the Contract on the basis of the Approved Rate, both for the purpose of calculating the commodity charge per MMbtu to be billed to and paid by ANE and for the purpose of calculating the commodity charge per MMbtu to be billed to and collected from the Repurchasers. For greater certainty, it is confirmed that the "applicable surcharges" referenced in Article VII, Section 6(b) of the Contract will include any FERC-approved surcharge imposed as a result of appeals by the relevant U.S. Pipeline of the Approved Rate.

     6. The procedures set forth herein shall be applied to each U.S. Pipeline Rate independently.

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]

                                 March 14,1996



William Luthern
Boston Gas Company
One Beacon Street
Boston, MA 02108

     Re: Amendment to ANE Gas Sales Agreement No. 1
         ------------------------------------------

Dear Mr. Luthern:

The Gas Purchase Contract No. 1 between Alberta Northeast Limited ("ANE") and TransCanada Gas Marketing Limited ("TGML") (formerly Western Gas Marketing Limited ("WGML")), as agent for TransCanada PipeLines Limited ("TransCanada") dated February 7, 1991, as amended ("Purchase Contract No. 1"), has been amended to (1) add Commonwealth Gas Company ("Commonwealth") as a U.S. Repurchaser and
(2) facilitate, permanently on a firm basis, the delivery of the daily share of the ANE volumes of National Fuel Gas Distribution Corporation ("National Fuel") to the point of interconnection between TransCanada and Empire State Pipeline ("Empire") at Chippawa, Ontario.

A copy of the July 25, 1991 Letter Amendment between ANE and WGML, as agent for TransCanada, with respect to the addition of Commonwealth as a U.S. Repurchaser, and a copy of the March 6, 1996 Letter Amendment between ANE and TGML, as agent for TransCanada, with respect to the delivery of National Fuel's share of the ANE volumes to Chippawa ("1996 Letter Amendment"), are attached hereto.

These amendments require corresponding amendments to the Gas Sales Agreement between ANE and Boston Gas Company ("Boston Gas") respecting Purchase Contract No. 1, dated February 7, 1991, as amended ("Gas Sales Agreement No. 1").

        1.  Amendments related to the addition of Commonwealth as a U.S.
            -----------------------------------------------------------
Repurchaser:
-----------

Effective upon the effectiveness of the Gas Sales Agreement between ANE and Commonwealth, Gas Sales Agreement No. 1 shall be amended as follows:

March 14, 1996
Page 2


          (a) In the fourth Whereas clause, the number "fourteen (14)" shall be changed to "fifteen (15)."

          (b) In Article VII, Section 1, the number "6.55%" in the first sentence shall be changed to "4.30%."

          (c) In Article VII, Section 2, the table setting forth each U.S. Repurchaser's share of the Daily Contract Quantity shall be deleted and the following table substituted therefore:

                                        Share of Daily Contract
U.S. Repurchaser                           Quantity ("Share")
----------------                           ------------------
   Long Island Lighting Company                    15.20
   Yankee Gas Services Company                     14.35
   New Jersey Natural Gas Company                  12.60
   The Brooklyn Union Gas Company                  12.00
   Southern Connecticut Gas Company                 7.50
   Central Hudson Gas & Electric                    7.05
    Corporation
   Connecticut Natural Gas                          5.75
    Corporation
   National Fuel Gas Distribution                   5.00
    Corporation
   Public Service Electric and                      5.00
    Gas Company
   Boston Gas Company                               4.30
   Colonial Gas Company                             3.00
   Consolidated Edison Company of                   2.50
    New York, Inc.
   Commonwealth Gas Company                         2.25

March 14, 1996
Page 3

   EnergyNorth Natural Gas, Inc.                    2.00
   Essex County Gas Company                         1.00
   Valley Gas Company                               0.50

          (d) In Article IX, Section 1, the number "fifteen (15)" shall be changed to "sixteen (16)" and in Article IX, Section 2, the number "fourteen (14)" shall be changed to "fifteen (15)."

         2. Amendments related to the delivery of National Fuel's share to
            --------------------------------------------------------------
            Chippawa:
            --------

Effective upon the effectiveness of the 1996 Letter Amendment, Gas Sales Agreement No. 1 is amended as follows:

          (a) In Article IX, Section 1, the entire fifth sentence shall be deleted and the following sentence substituted therefore: "The portion to be paid by Boston Gas to ANE shall be equal to the sum of (1) the product of the total Iroquois Monthly Demand Charge billed to ANE by TransCanada in a month times a fraction, the numerator of which is Boston Gas's Share and the denominator of which is the sum of the Shares of all U.S. Repurchasers except National Fuel and (2) the product of the commodity charges billed to ANE by TransCanada with respect to deliveries to the Iroquois Point of Delivery in a month times a fraction, the numerator of which is the quantity of gas delivered by ANE to Boston Gas during such contract month and the denominator of which is the quantity of gas delivered by ANE to all U.S. Repurchasers except National Fuel during such month."

March 14, 1996
Page 4


Please acknowledge these amendments by signing in the space provided below and returning an executed copy to me.

                                   Sincerely,

                                   Alberta Northeast Gas Limited


                                   /s/ Michael S. Lucy
                                   Michael S. Lucy
                                   President

ACKNOWLEDGED AND ACCEPTED THIS
22nd DAY OF March, 1996


BOSTON GAS COMPANY


By: /s/ [SIGNATURE ILLEGIBLE]^^
    --------------------------------

Title: VICE PRESIDENT
       -----------------------------

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]


                                 July 25, 1991


Mr. Murray Ross
Western Gas Marketing Ltd.,
as agent for
TransCanada PipeLines Limited
55 Yonge Street
11th Floor
Toronto, Ontario
CANADA M5E 1J4

Dear Mr. Ross:

                With regard to the February 7, 1991 Gas Purchase Contract No. 1 between Western Gas Marketing Limited as agent for TransCanada PipeLines Limited ("Western Gas"), and Alberta Northeast Gas Limited ("ANE") ("Gas Purchase Contract No. 1"), and to the February 7, 1991 Gas Sales Agreements No. 1 between ANE and each of the U.S. Repurchasers ("Gas Sales Agreements No. 1"), this letter reflects our agreement to the following prospective amendments to Gas Purchase Contract No. 1 and to each of the Gas Sales Agreements No. 1:

Gas Purchase Contract No. 1
---------------------------

                1. In the sixth Whereas clause, the words "fifteen (15)" shall be changed to "sixteen (16)".

                2. In the seventh Whereas clause, the words "fifteen (15)" shall be changed to "sixteen (16)".

Gas Sales Agreements No. 1
--------------------------

                1. In the fourth Whereas clause, the words "fourteen (14)" shall be changed to "fifteen (15)".

                2. In Article VII, Section 2, the table setting forth each U.S. Repurchaser's share of the Daily Contract Quantity shall be deleted and the following table substituted therefore:

Mr. Murray Ross
July 25, 1991
Page 2
                                                 Share of Daily Contract
     U.S. Repurchaser                                Quantity ("Share")
     ----------------                                ------------------

Long Island Lighting Company                               15.20%
Yankee Gas Services Company                                14.35%
New Jersey Natural Gas Company                             12.60%
The Brooklyn Union Gas Company                             12.00%
Southern Connecticut Gas Company                            7.50%
Central Hudson Gas & Electric
 Corporation                                                7.05%
Connecticut Natural Gas Corporation                         5.75%
National Fuel Gas Supply Corporation                        5.00%
Public Service Electric and
  Gas Company                                               5.00%
Boston Gas Company                                          4.30%
Colonial Gas Company                                        3.00%
Consolidated Edison Company of
  New York, Inc.                                            2.50%
Commonwealth Gas Company                                    2.25%
EnergyNorth Natural Gas, Inc.                               2.00%
Essex County Gas Company                                    1.00%
Valley Gas Company                                           .50%

                3. In the fifth sentence of Article IX, Section 1, the words "fifteen (15)" shall be changed to "sixteen (16)".

                4. In the first sentence of Article IX, Section 2, the words "fourteen (14)" shall be changed to "fifteen (15)".

                5. Exhibit I shall be deleted in its entirety and replaced by the Exhibit I attached to this agreement.

                This letter reflects the express agreement of Western Gas and ANE that the effectiveness of these prospective amendments to Gas Purchase Contract No. 1 and Gas sales Agreements No. 1 are conditioned only upon (i) the issuance of an order by the Department of Energy, Office of Fossil Energy, authorizing Commonwealth Gas Company to import 4,500 Mcf of gas per day from ANE, and (ii) receipt of any necessary regulatory approvals for the transportation of the Daily Contract Quantity in accordance with the shares set forth above, all in form and substance acceptable to ANE and Western Gas.

Mr. Murray Ross
July 25, 1991
Page 3


                If this letter properly states our agreement, please acknowledge that fact by signing in the space provided below and returning an executed copy of this letter to me.

                                              Sincerely,

                                              ALBERTA NORTHEAST GAS LIMITED

                                              By /s/ James A. Rooney
                                                -------------------------------
                                                James A. Rooney, President


ACKNOWLEDGED AND ACCEPTED THIS
9th DAY OF August, 1991

WESTERN GAS MARKETING LIMITED
as agent for
TRANSCANADA PIPELINES LIMITED

By /s/ SIGNATURE ILLEGIBL^^
  -------------------------

                                   EXHIBIT I
                                   ---------


                           DISTRIBUTION OF PURCHASES
                          Nov. 1, 1991-Dec. 31, 1991
                                (34,318 Mcf/d)
                          --------------------------

                                                   Volume
U.S. Repurchaser                                   (Mcf/d)
----------------                                   -------
New Jersey Natural Gas Company                      4,389
Long Island Lighting Company                        4,309
The Brooklyn Union Gas Company                      2,209
Yankee Gas Services Company                         2,140
Central Hudson Gas and Electric Corporation         1,963
National Fuel Gas Supply Corporation               10,000
Public Service Electric and Gas Company             1,742
Boston Gas Company                                  1,497
Southern Connecticut Gas Company                    1,134
Colonial Gas Company                                1,045
Connecticut Natural Gas Corporation                 1,018
Consolidated Edison Company
  of New York, Inc.                                   870
Commonwealth Gas Company                              784
EnergyNorth Natural Gas, Inc.                         696
Essex County Gas Company                              348
Valley Gas Company                                    174

                           DISTRIBUTION OF PURCHASES
                          Jan. 1, 1992-Mar. 31, 1992
                                (125.268 Mcf/d)
                          --------------------------

New Jersey Natural Gas Company                     20,803
Long Island Lighting Company                       20,423
The Brooklyn Union Gas Company                     10,469
Yankee Gas Services Company                        10,145
Central Hudson Gas and Electric Corporation         9,303
National Fuel Gas Supply Corporation               10,000
Public Service Electric and Gas Company             8,255
Boston Gas Company                                  7,099
Southern Connecticut Gas Company                    5,375
Colonial Gas Company                                4,953
Connecticut Natural Gas Corporation                 4,822
Consolidated Edison Company of
  New York, Inc.                                    4,128
Commonwealth Gas Company                            3,715
EnergyNorth Natural Gas, Inc.                       3,302
Essex County Gas Company                            1,651
Valley Gas Company                                    825

                            DISTRIBUTION OF PURCHASES
                           Apr. 1, 1992-Oct. 31, 1992
                                 (149.635 Mcf/d)
                           --------------------------

New Jersey Natural Gas Company                      25,200
Long Island Lighting Company                        24,741
The Brooklyn Union Gas Company                      12,682
Yankee Gas Services Company                         12,289
Central Hudson Gas and Electric Corporation         11,270
National Fuel Gas Supply Corporation                10,000
Public Service Electric and Gas Company             10,000
Boston Gas Company                                   8,600
Southern Connecticut Gas Company                     6,512
Colonial Gas Company                                 6,000
Connecticut Natural Gas Corporation                  5,841
Consolidated Edison Company of
  New York, Inc.                                     5,000
Commonwealth Gas Company                             4,500
EnergyNorth Natural Gas, Inc.                        4,000
Essex County Gas Company                             2,000
Valley Gas Company                                   1,000

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]

                                 March 6, 1996


Mr. Peter Ewing
TransCanada Gas Marketing Limited
  as agent for TransCanada
  PipeLines Limited
55 Yonge Street
Toronto, Canada  M5E 1J4

     Re:  Amendment to Gas Purchase Contract
          No. 1 between ANE and TGML
          ----------------------------------

Dear Mr. Ewing:

     Alberta Northeast Limited ("ANE") and TransCanada Gas Marketing Limited (formerly Western Gas Marketing Limited) ("TGML"), as agent for TransCanada Pipelines Limited ("TransCanada"), are parties to Gas Purchase Contract No. 1, dated February 7, 1991, as amended ("Purchase Contract No. 1"), which provides, inter alia, for the delivery of gas by TGML to ANE at TransCanada's points of
----- ----
interconnection with Tennessee Gas Pipeline Company ("Tennessee") near Niagara Falls, Ontario for redelivery to National Fuel Gas Distribution Corporation ("National Fuel") and with Iroquois Gas Transmission System, L.P. ("Iroquois") near Iroquois, Ontario for redelivery to fourteen other utility companies engaged in the distribution of natural gas in the Northeastern United States. This Amendment concerns one change to Purchase Contract No. 1. Namely, National Fuel has requested, and TGML and ANE have agreed, to amend Purchase Contract No. 1 to facilitate, permanently on a firm basis, the delivery of National Fuel's daily share of the ANE volumes to the point of interconnection between TransCanada and Empire State Pipeline ("Empire") at Chippawa, Ontario.

Mr. Peter Ewing
March 6, 1996
Page 2

     This letter reflects our agreement to the following amendments to the Purchase Contract No. 1:


     1.   The following new Whereas Clause is inserted after the Second Whereas
Clause:

     WHEREAS, TransCanada owns and operates an additional extension of its pipeline system to a point on the International Border between the United States of America and Canada near Chippawa, Ontario, where it interconnects with the facilities of a U.S. interstate pipeline, Empire State Pipeline ("Empire"), which point is herein called the "Chippawa Point of Interconnection"; and

     2.   The Eighth Whereas Clause is amended as follows:

      (a) by deleting the word "Tennessee" at each place that it appears therein and substituting the word "Empire" therefore; and

      (b) by deleting the words "Niagara Falls" therein and substituting the word "Chippawa" therefore.


     3. Article I, Definition of Terms, Section 10, is amended by deleting the words "Niagara Falls" at each place that it appears in the second paragraph thereof and substituting the word "Chippawa" therefore.

     4.   Article I, Definition of Terms, Section 11, is amended as follows:

      (a) by deleting the number "16." in the first sentence thereof and substituting the number "17." therefore; and

      (b) by deleting the words "Niagara Falls" at both places that they appear in the second sentence thereof and substituting the word "Chippawa" therefore.

Mr. Peter Ewing
March 6, 1996
Page 3

     5. Article I, Definition of Terms, is amended by inserting the following new Section 17. after Section 16. thereof:

     17. The term "Chippawa Point of Delivery" shall mean a point on the Canadian side of the international boundary between Canada and the United States of America at or near the Chippawa Point of Interconnection.

     6.   Article I, Definition of Terms, Section 17, is renumbered Section 18.

     7. Article II, Contract Quantities; Deliveries, Section 5, is amended by deleting the word "Tennessee" at both place that it appears therein and substituting the word "Empire" therefore.

     8.   Article IV, Delivery Pressure, is amended as follows:

     (a) by deleting the word "Tennessee" in the second sentence thereof and substituting the word "Empire" therefore;

     (b) by deleting the word "Niagara Falls" in the second sentence thereof and substituting the word "Chippawa" therefore; and

     (c) by deleting the number "700" in the second sentence thereof and substituting the number "1225" therefore.

     9. Article VII, Price, Section 2, is amended by deleting the words "Niagara Falls" in the first sentence thereof and substituting the word "Chippawa" therefore.

     10. Article VII, Price, Section 2(b), is amended by deleting the words "Niagara Falls" at each place that they appear therein and substituting the word "Chippawa" therefore.

Mr. Peter Ewing
March 6, 1996
Page 4

     11.  Article VII, Price, Section 3, is amended as follows:

      (a) by deleting the words "Niagara Falls" at each place that they appear in the definition of "DC-DPC" therein and substituting the word "Chippawa1" therefore; and

      (b) by inserting the following new provisos as full text after the blocked definition of "DC-DPC":

      provided, however, that the commodity charge in respect of gas which Buyer requests and Seller tenders for delivery at the Chippawa Point of Delivery shall be increased or decreased, as the case may be, by an amount equal to
      (i) the amount by which the sum of the monthly demand toll per Mcf, the DPC and TransCanada's commodity toll applicable to the firm transportation of gas to the Chippawa Point of Delivery from time to time, calculated per Mcf, exceeds or is less than the sum of the corresponding costs per Mcf applicable to the firm transportation of gas to the Niagara Falls Point of Delivery and (ii) an amount equal to the product of the commodity charge, as otherwise determined for the Iroquois Point of Delivery, and the differential between the fuel requirement applicable to the firm transportation of gas to the Chippawa and Niagara Falls Points of Delivery, calculated per MMbtu

     12. Article VII, Price, Section 4, is amended by deleting the words "Niagara Falls" in the second sentence thereof and substituting the word "Chippawa" therefore.

     13. Article VII, Price, Section 5, is amended by deleting the word "form" in the first sentence thereof and substituting the word "from" therefore.

     14. Article VIII, Billings and Payment, Section 1, is amended by inserting the words "at each Point of Delivery" after the words "daily and total quantity of gas delivered hereunder" in the first sentence thereof.

Mr. Peter Ewing
March 6, 1996
Page 5

     15. Article X, Measurement of Gas, Sections 3(b) and 3(h), are amended by deleting the word "Tennessee" at each place that it appears therein and substituting the word "Empire" therefore.

     16. Article XII, Force Majeure, Section 1, is amended by deleting the word "Tennessee" in the second sentence thereof and substituting the word "Empire" therefore.

     17. Article XII, Force Majeure, Section 3, is amended by deleting the word "Tennessee" at each place that it appears therein and substituting the word "Empire" therefore.

     18. Article XII, Force Majeure, Section 4, is amended by deleting the word "Tennessee" therein and substituting the word "Empire" therefore.

      The effectiveness of these amendments is subject to obtaining such changes as are appropriate to the long term import and export authorizations currently held in connection with the Purchase Contract No. 1. TGML and ANE agree that they will use their best commercially reasonable efforts to seek to obtain and cause the other to seek to obtain the regulatory and governmental authorizations necessary to effectuate the terms of this Amendment.

      This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Mr. Peter Ewing
March 6, 1996
Page 6

          If this letter agreement properly states our agreement, please acknowledge that fact by signing in the space below and returning an executed copy to me.

                                   Sincerely,

                                   Alberta Northeast Gas Limited

                                   /s/ Michael S. Lucy

                                   Michael S. Lucy
                                   President

ACKNOWLEDGED AND ACCEPTED THIS
 02 DAY OF MARCH, 1996


TRANSCANADA GAS MARKETING LIMITED
     as agent for
TRANSCANADA PIPELINES LIMITED


By:      /s/ Joel G. Johnson
        -----------------------------
           JOEL G. JOHNSON

Title:  Vice President, Marketing
        ----------------------------

By:     /s/ G. Lawrence Spackman
        -----------------------------
        G. LAWRENCE SPACKMAN

Title:  President
        __________________________

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]


                               November 27, 1995

William Luthern
Boston Gas Company
One Beacon Street
Boston, MA  02108

        Re:  Amendment to Gas Sales Agreement No. 1
             --------------------------------------

Dear Mr. Luthern:

        Gas Purchase Contract No. 1 between Alberta Northeast Limited ("ANE") and TransCanada Gas Marketing Limited (formerly Western Gas Marketing Limited) ("TGML"), as agent for TransCanada Pipelines Limited ("TransCanada"), dated February 7, 1991, as amended ("Purchase Contract No. 1"), has been amended effective November 1, 1995 to reflect changes agreed upon in the recently-concluded price renegotiation between ANE and TGML pursuant to Article VII,
Section 7 of Purchase Contract No. 1. A copy of the amending agreement, together with the Protocols appended thereto ("Amendment to Purchase Contract No. 1"), is attached hereto. The amendments made effective by the Amendment to Purchase Contract No. 1 are:

           1. Certain adjustments to the base price of the gas purchased by ANE from TGML pursuant to Purchase
               Contract No. 1;

           2. An increase in the Annual Triggering Quantity from 60% to 70%;

           3. An option for the sale of gas in alternative markets and the sharing of revenues associated therewith; and

           4. A refund mechanism associated with pipeline transportation rates in effect subject to refund.

          These amendments to Purchase Contract No. 1 were approved by a vote of more than sixty percent (60%) of the Repurchaser Shares under Gas Sales Agreement No. 1 between ANE and Boston Gas, dated February 7, 1991, as amended ("Gas Sales Agreement No. 1"), and require corresponding amendments to Gas Sales Agreement No. 1.

          Specifically, effective upon the effectiveness of the Amendment to Purchase Contract No. 1, Article VIII, Reduction of Shares, Section 2 of Gas Sales Agreement No. 1 is amended by deleting the percentage "60%" at both places that it appears therein and substituting the percentage "70%" therefore, and all other provisions of Gas Sales Agreement No. 1 are deemed amended to the extent necessary to implement the Amendment to Purchase Contract No. 1, including the Alternative Market Sale Protocol and the Protocol for the Treatment of Increases in U.S. Pipeline Rates.

          Please acknowledge these amendments by signing in the space provided below and returning an executed copy to me.

                                   Sincerely,

                                   Alberta Northeast Gas Limited

                                   /s/ Michael S. Lucy
                                   Michael S. Lucy
                                   President

ACKNOWLEDGED AND ACCEPTED THIS
6/th/ DAY OF DEC, 1995

BOSTON GAS COMPANY

By:  /s/ SIGNATURE ILLEGIBLE ^^
    ---------------------------
Title: Vice President
      -------------------------

          [LETTERHEAD OF ALBERTA NORTHEAST GAS LIMITED APPEARS HERE]

                               November 17, 1995


VIA OVERNIGHT COURIER
---------------------

Mr. Peter Ewing
TransCanada Gas Marketing Limited,
  as agent for TransCanada
  PipeLines Limited
55 Yonge Street
Toronto, Canada MSE 1J4

        Re:  Amendment to Gas Purchase Contract
             No. 1 between TGML and ANE
             ----------------------------------

Dear Mr. Ewing:

        Alberta Northeast Gas Limited ("ANE") and TransCanada Gas Marketing Limited (formerly Western Gas Marketing Limited) ("TGML"), as agent for TransCanada Pipelines Limited ("TransCanada"), are parties to Gas Purchase Contract No. 1, dated February 7, 1991, as amended ("Purchase Contract"), which provides, inter alia, for the delivery of gas by TGML to ANE at TransCanada's
          ----- ----
points of interconnection with Tennessee Gas Pipeline Company ("Tennessee") near Niagara Falls, Ontario for redelivery to National Fuel Gas Distribution Corporation ("National Fuel") and with Iroquois Gas Transmission System, L.P. ("Iroquois") near Iroquois, Ontario for redelivery to fourteen other utility companies engaged in the distribution of natural gas in the Northeastern United States (together with National Fuel, the "U.S. Repurchasers"). This Amendment concerns changes to the Purchase Contract agreed upon in our recently-concluded price renegotiation pursuant to Article VII, Section 7 of the Purchase Contract.

        Specifically, this letter reflects our agreement to the following amendments to the Purchase Contract effective November 1, 1995:

Mr. Peter Ewing
November 17, 1995
Page 2

        1. Article I, Definition of Terms, Section 14, "Annual Triggering Quantity," is amended by deleting the words "sixty percent (60%)" therein and substituting the words "seventy percent (70%)" therefore.

        2. With respect to the obligation to sell and deliver gas in Article II, Contract Quantities; Deliveries, Section 1, quantities of gas may be diverted to alternative markets in accordance with the provisions of the Alternative Market Sale Protocol attached hereto as Appendix A.

        3. Article VII, Price, Section 6(a), is amended by deleting the price "$3.79" and substituting the price "$3.67" therefore.

        4. Article VII, Price, Section 6(a), is amended by deleting the price "$3.38" and substituting the price "$3.26" therefore.

        5. With respect to the New York Weighted Average Price in Article VII, Price, Section 6(b), the impact of acceptance by the Federal Energy Regulatory Commission, subject to refund, of transportation rate changes filed by Tennessee Gas Pipeline Company, a Division of Tenneco Inc., Texas Eastern Transmission Corporation or Transcontinental Gas Pipeline Corporation will be accounted for in accordance with the provisions of the Protocol for the Treatment of Increases in U.S. Pipeline Rates attached hereto as Appendix B; provided, however, that the Refund Period (as defined therein) for any such rate in effect subject to refund as of November 1, 1995 shall commence as of November 1, 1995.

           The effectiveness of these amendments is subject to approval of this Amendment on or before November 15, 1995, by the producers for TGML by a vote that TGML believes to be sufficient to require the Alberta Petroleum Marketing Commission ("APMC") to issue an unconditional finding of producer support in accordance with the provisions of the Natural Gas Marketing Act (Alberta) and a finding of such producer support by the APMC on or before December 15, 1995. TGML will make its application to the APMC expeditiously in order to ensure that the APMC's determination with respect to the finding of producer support is issued by December 15, 1995.

           The parties agree that billing and payment under the Contract shall reflect the amendments to the Contract set forth

Mr. Peter Ewing
November 17, 1995
Page 3

herein commencing with the December 1995 invoice for gas purchased during November 1995; provided, however, that the continuing effectiveness of these amendments is subject to obtaining such changes as are appropriate to the long term import and export authorizations currently held in connection with the Purchase Contract. TGML and ANE agree that they will use their best efforts to seek to obtain and cause the other to seek to obtain the regulatory and governmental authorizations necessary to effectuate the terms of this Amendment.

          Finally, the parties agree that this letter agreement and the ballot tendered by TGML to the TGML producers in connection therewith shall be "communications" for purposes of Paragraph 5 of the Negotiation and Confidentiality Agreement between the parties dated as of June 16, 1995.

          This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          If this letter agreement properly states our agreement, please acknowledge that fact by signing in the space below and returning an executed copy to me.

                                   Sincerely,

                                   Alberta Northeast Gas Limited

                                   /s/ Michael S. Lucy
                                   Michael S. Lucy
                                   President

ACKNOWLEDGED AND ACCEPTED THIS
25 DAY OF NOVEMBER, 1995

TRANSCANADA GAS MARKETING LIMITED
        as Agent for
TRANSCANADA PIPELINES LIMITED


By: /s/ [SIGNATURE ILLEGIBLE]^^     By: /s/ [SIGNATURE ILLEGIBLE]^^
   ----------------------------        ----------------------------

Title: ________________________     Title: ________________________

                                                                      APPENDIX A

                       ALTERNATIVE MARKET SALE PROTOCOL

        The Alternative Market Sale Option consists of (i) ANE Repurchasers declining to purchase their ANE volumes on certain days in order to permit (ii) the sale by Seller of ANE volumes in alternative markets in the circumstances and under the terms and conditions described herein. The purpose of any transaction undertaken pursuant to the Alternative Market Sale Option shall be to maximize the mutual economic benefits for both Seller and each of the participating Repurchasers of the market opportunity. All capitalized terms not defined herein shall have the meanings ascribed to them in the Gas Purchase Contracts between ANE and Seller ("Contract(s) ").

        The protocol for the implementation of the Alternative Market Sale Option shall be as follows:

        1. Seller may at any time and from time to time notify ANE of its desire to implement the Alternative Market Sale Option. Such notice shall identify the volumes which are the subject of the potential sale, the price per NMbtu at which such volumes can be sold in the alternative market (the "Alternative Market Price"), the term of the potential sale, the delivery point at which the sale will be made, and any other relevant terms and conditions of the sale, including without limitation the projected incremental and avoided costs, if any, to Seller of making such sale in lieu of delivering the ANE volumes to ANE at

                                                                      APPENDIX A

the Delivery Points. ANE shall promptly notify the Repurchasers that Seller has proposed a potential sale and identify the volumes which are the subject of the potential sale, the Effective Price per MMbtu (i.e., the Alternative Market
                                               ----
Price plus or minus Seller's projected incremental or avoided costs), the term of the potential sale and any other relevant terms and conditions of the sale.

        2. Upon receipt of such notice, any Repurchaser desiring to participate in the Alternative Market Sale Option shall so notify ANE, stating the volumes which such Repurchaser is willing to forego purchasing, the cost per MMbtu to the Repurchaser of obtaining natural gas (or other fuel) to replace the ANE volumes declined (which, net of the Contract commodity charge, shall be the "Repurchaser Replacement Cost") and the term for which the Repurchaser will decline to purchase the volumes which are the subject of its notice.

        3. The volumes which are the subject of the Alternative Market Sale Option shall be offered to the other Repurchasers, at the Alternative Market Price, pursuant to the reofferring provisions of the ANE Gas Sales Agreements. All volumes not purchased following such reofferring shall be available for sale by Seller for the agreed-upon term. To the extent that available volumes exceed the volumes stated in Seller's notice, such volumes will be allocated to the Alternative Market Sale giving

                                                                      APPENDIX A

priority to those volumes with the lowest Repurchaser Replacement Cost.

        4. The Net Benefits of the Alternative Market Sale Option shall be calculated on an individual Repurchaser basis and shall be distributed by Seller as follows: 50% of the Net Benefit associated with each Repurchaser transaction shall be retained by Seller for distribution to the TransCanada producers, and 50% of such Net Benefit shall be credited to ANE for the benefit of the Repurchaser participating in the transaction in accordance with Paragraph 6 hereof. The Net Benefit of each transaction shall be calculated as follows:


           (a) The Net Commodity Charge shall be equal to the Contract commodity charge less all costs per MMbtu to be avoided by Seller as identified in its notice (for example, transportation commodity charges [including fuel] not payable as a result of not delivering the ANE volumes to the Delivery Points) of making the sale in the alternative market.

           (b) The Revenue associated with the Alternative Market Sale Option shall be equal to the Alternative Market Price less the Net Commodity Charge.

           (c) The Expenses associated with each Repurchaser's participation in the Alternative Market Sale Option shall be calculated by adding the incremental costs per MMbtu (including fuel) to be incurred by Seller as identified in its notice in making the sale in the alternative market, if any, and the Repurchaser Replacement Cost.

           (d) The Net Benefit associated with each Repurchaser's participation in the Alternative Market Sale Option shall consist of the Revenue less the

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

                                                                      APPENDIX A


                Expenses per MMbtu of gas which is the subject of the Alternative Market Sale Option.

        5. All volumes which are the subject of an Alternative Market Sale Option shall be included in the calculation of the Annual Triggering Quantity for the relevant year.

        6. All Repurchaser Replacement Costs, together with ANE's 50% share of the Net Benefits of an Alternative Market Sale Option transaction, shall be credited to the Contract commodity charges otherwise payable by ANE on the invoice for the month in which the Alternative Market Sale Option is implemented. ANE shall in turn credit the commodity charges otherwise payable to ANE by the ANE Repurchasers participating in the Alternative Market Sale Option.

                                                                      APPENDIX B

             TREATMENT OF INCREASES IN U.S. PIPELINE RATES IN THE
            CALCULATION OF THE PRICE OF GAS PURSUANT TO ARTICLE VII

        The Contract provides, at Article VII, Section 6(b), that the price of gas purchased thereunder is to be determined by reference to, among other things, the New York City Gate price for natural gas, or "Pg", which is in turn defined by reference to certain rates charged by Texas Eastern Transmission Company, Tennessee Gas Pipeline Company, and TransContinental Gas Pipeline Corporation, which collectively comprise the natural gas components of the price formula (such pipelines and the relevant rates are further referred to herein as the U.S. Pipelines and the U.S. Pipeline Rates). The parties understand that, when a U.S. Pipeline files for a rate increase, the increase is generally suspended for a period not exceeding five months, at which point, if a new rate has not been finally approved, the proposed increased rate is placed into effect subject to refund. The parties agree that, when any rate increase is placed into effect subject to refund, the price of gas purchased under the Contract shall be calculated, billed and paid as set forth in this protocol. The parties further agree that this protocol shall govern both increases filed for in the U.S. Pipeline Rates identified herein and increases filed for in any successor U.S. Pipeline rate schedules which may later be adopted by the parties for purposes of calculating the price of gas purchased under the

                                                                      APPENDIX B

Contract, including in both cases increases in any components or subcomponents of those rates.

        The protocol for treatment of U.S. Pipeline Rate increases in effect subject to refund shall be as follows:

        1. The period commencing on the date on which a proposed U.S. Pipeline Rate increase (the "Proposed Rate") is placed into effect subject to refund until the date on which a rate approved by the Federal Energy Regulatory Commission pursuant to the rate filing (the "Approved Rate") is placed into effect (and is not subject to refund) shall be the "Refund Period." The "Refund Period Rate" shall be the rate established by the Federal Energy Regulatory Commission as the rate to be utilized in calculating refunds due to U.S. Pipeline customers for the Refund Period.

        2. For each month during the Refund Period, Buyer shall calculate, and Seller shall confirm, the commodity charge (the "Initial Commodity Charge") for each MMbtu of gas purchased during such month on the basis of the Proposed Rate. Seller shall bill to and collect from ANE the Initial Commodity Charge for each MMbtu of gas purchased in each month during the Refund Period.

        3. Within thirty days of the close of the Refund Period, Buyer shall retroactively calculate, and Seller shall confirm, the commodity charge (the "Adjusted Commodity Charge") for each

                                                                      APPENDIX B

the Refund Period, utilizing the Refund Period Rate. The difference between the Initial Commodity Charge and the Adjusted Commodity Charge, multiplied by the number of MMbtu's purchased by Buyer from Seller during the relevant month, shall be the "Price Differential" for that month.

        4. Seller shall refund to Buyer, by wire transfer in U.S. Dollars to an account to be identified by Buyer, an amount equal to the Price Differential for each month of the Refund Period together with interest on each such month's Price Differential calculated and compounded monthly at a rate equal to the "Prime Rate" as published by the Wall Street Journal under "Money Rates" on the last publication date of each month. Buyer shall also refund to the U.S. Repurchasers, for each MMbtu of gas purchased by each Repurchaser during the Refund Period, the amount (if any) by which the Initial Commodity Charge per MMbtu billed to and collected from the Repurchasers exceeds the Adjusted Commodity Charge, together with each Repurchaser's proportional share of the interest calculated as above. To the extent that Seller fails to make any wire transfer payment required by this paragraph 5, Buyer shall be entitled to offset as a credit the amount of such payment due from Seller against the next invoice rendered by Seller to Buyer for the purchase of gas under the Contract, and/or to pursue any other remedy available to Buyer under the Contract or otherwise.

                                                                      APPENDIX B

        5. As of the date on which the Approved Rate goes into effect, Buyer shall calculate, and Seller shall confirm, the commodity charge for gas purchased under the Contract on the basis of the Approved Rate, both for the purpose of calculating the commodity charge per MMbtu to be billed to and paid by ANE and for the purpose of calculating the commodity charge per MMbtu to be billed to and collected from the Repurchasers. For greater certainty, it is confirmed that the "applicable surcharges" referenced in Article VII, Section 6(b) of the Contract will include any FERC-approved surcharge imposed as a result of appeals by the relevant U.S. Pipeline of the Approved Rate.

        6. The procedures set forth herein shall be applied to each U.S. Pipeline Rate independently.